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            MASTER SERVICER'S CERTIFICATE
          (Delivered pursuant to Section 4.9
     of the Master Sale and Servicing Agreement)


            HOUSEHOLD FINANCE CORPORATION,
                     Master Servicer
        HOUSEHOLD AUTO RECEIVABLES CORPORATION

        HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
     Class A, B-1, B-2 and C Notes, Series 1998-1


1.   This Certificate relates to the Distribution Date      May 17, 2000
occurring on

2.  Series 1998-1 Information

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(a)  The amount of Collected Funds with respect to the    $25,122,696.82
Collection Period was equal to


(b)  The amount of Available Funds with respect to the    $25,122,696.82
Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection        $6,345,945.61
Period was equal to

(d)  Net Liquidation Proceeds for the Collection           $3,084,892.76
Period was equal to
        (i) The annualized net default rate                    8.458460%

(e)  The principal balance of Series 1998-1
Receivables at the beginning
        of the Collection Period was equal to            $473,373,039.96

(f)  The principal balance of Series 1998-1
Receivables on the last day
        of the Collection Period was equal to            $451,916,717.46

(g)  The aggregate outstanding  balance of the Series
1998-1 Receivables which were one
        payment (1-29 days) delinquent as of the close
of business on the last day of the
        Collection Period with respect to such            $28,784,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the Series
1998-1 Receivables which were two
        payments (30-59 days) delinquent as of the
close of business on the last day of the
        Collection Period with respect to such             $7,874,000.00
Distribution Date was equal to


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(i)  The aggregate outstanding  balance of the Series
1998-1 Receivables which were three or
        more payments (60+ days) delinquent as of the
close of business on the last day of the
        Collection Period with respect to such             $4,413,000.00
Distribution Date was equal to

(j)  The Base Servicing Fee paid on the Distribution       $1,183,432.60
Date was equal to

(k)  The Principal Distributable Amount for the           $18,506,078.16
Distribution Date was equal to

(l)  The Principal Amount Available for the               $22,768,927.80
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was equal to   $424,834,742.22

(n)  The Aggregate Optimal Note Balance was equal to     $406,328,664.06

(o)  The Targeted Credit Enhancement Amount was equal     $62,138,548.65
to

(p)  The Targeted Reserve Account Balance was equal to    $16,550,495.25

(q)  The Targeted Credit Enhancement Amount as a
percentage of the Pool
       Balance on the Distribution Date was equal to          13.750000%

(r)  The Reserve Account Deposit Amount for the                    $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount for        $1,312,605.30
the Distribution Date

(t)  The Reserve Account Shortfall for the                         $0.00
Distribution Date

(u)  The amount on deposit in the Reserve Account         $16,550,495.25
after distributions was equal to

(v)  The amount on deposit in the Reserve Account as a
percentage of the Pool
       Balance on the Distribution Date was equal to           3.662289%

(w)  The Targeted Overcollateralization Amount was        $45,588,053.40
equal to

(x)  The ending overcollateralization was equal to        $45,588,053.40

(y)  The ending overcollateralization as a percentage
of the Pool Balance on the
      Distribution Date was equal to                          10.087711%

(z)  The notional amount of the Interest Rate Cap was    $222,069,043.04
equal to

(aa)  Payments received under the Interest Rate Cap                $0.00
were equal to

(ab)  Libor Rate used in determining payments received
under the Interest Rate Cap was
        equal to                                               6.130000%

(ac)  The Weighed Average Coupon (WAC) was equal to           19.566000%

(ad)  The Weighed Average Remaining Maturity (WAM) was                39
equal to

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3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
B.  Calculation of Class A-1 Interest                          0.000000%
   1.   Class A-1 related Note Rate                            5.330000%
   2.   Class A-1 principal balance - beginning of                 $0.00
period
   3.   Accrual convention                                    Actual/360
   4.   Days in Interest Period                                       30

   5.   Class A-1 interest due                                     $0.00
   6.   Class A-1 interest paid                                    $0.00
   7.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-1
   8.   Class A-1 unpaid interest with respect to the              $0.00
Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of                  $0.00
period
   2.  Class A-1 principal - amount due                            $0.00
   3.  Class A-1 principal - amount paid                           $0.00
   4.  Class A-1 principal balance - end of period                 $0.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
respect to Class A-1
   6.  Class A-1 unpaid principal with respect to the              $0.00
Distribution Date
   7.  Class A-1 Notes as a percentage of the Pool             0.000000%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool        59.162289%
Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                              $0.00
   2.   Principal distribution per $1,000                          $0.00
   3.   Interest distribution per $1,000                           $0.00

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate                          5.5140000%
   2.   Class A-2 principal balance - beginning of                 $0.00
period
   3.   Accrual convention                                    Actual/360
   4.   Days in Interest Period                                       30

   5.   Class A-2 interest due                                     $0.00
   6.   Class A-2 interest paid                                    $0.00
   7.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-2
   8.   Class A-2 unpaid interest with respect to the              $0.00
Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of                  $0.00
period
   2.  Class A-2 principal - amount due                            $0.00
   3.  Class A-2 principal - amount paid                           $0.00
   4.  Class A-2 principal balance - end of period                 $0.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
respect to Class A-2
   6.  Class A-2 unpaid principal with respect to the              $0.00
Distribution Date
   7.  Class A-2 Notes as a percentage of the Pool             0.000000%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool        59.162289%
Balance on the Distribution Date

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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                             $70.56
   2.   Principal distribution per $1,000                         $65.14
   3.   Interest distribution per $1,000                           $5.42

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                           6.130000%
          (b)  Spread                                          0.450000%
          (c)  Class A-3 related Note Rate                     6.580000%

   2.    Class A-3 principal balance - beginning of      $141,237,043.04
period
   3.    Accrual convention                                   Actual/360
   4.    Days in Interest Period                                      30

   5.   Class A-3 interest due                               $774,449.79
   6.   Class A-3 interest paid                              $774,449.79
   7.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-3
   8.   Class A-3 unpaid interest with respect to the              $0.00
Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of        $141,237,043.04
period
   2.  Class A-3 principal - amount due                    $9,315,427.52
   3.  Class A-3 principal - amount paid                   $9,315,427.52
   4.  Class A-3 principal balance - end of period       $131,921,615.52
   5.  Class A Principal Carryover Shortfall with                  $0.00
respect to Class A-3
   6.  Class A-3 unpaid principal with respect to the              $0.00
Distribution Date
   7.  Class A-3 Notes as a percentage of the Pool            29.191577%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool        59.162289%
Balance on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                           $5.52500
   2.   Principal distribution per $1,000                       $0.00000
   3.   Interest distribution per $1,000                        $5.52500

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note Rate
          (a)  Libor                                           6.130000%
          (b)  Spread                                          0.500000%
          (c)  Class A-4 related Note Rate                     6.630000%

   2.    Class A-4 principal balance - beginning of       $80,832,000.00
period
   3.    Accrual convention                                   Actual/360
   4.    Days in Interest Period                                      30

   5.   Class A-4 interest due                               $446,596.80
   6.   Class A-4 interest paid                              $446,596.80
   7.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-4
   8.   Class A-4 unpaid interest with respect to the              $0.00
Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of         $80,832,000.00
period
   2.  Class A-4 principal - amount due                            $0.00
   3.  Class A-4 principal - amount paid                           $0.00
   4.  Class A-4 principal balance - end of period        $80,832,000.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
respect to Class A-4
   6.  Class A-4 unpaid principal with respect to the              $0.00
Distribution Date
   7.  Class A-4 Notes as a percentage of the Pool            17.886481%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool        59.162289%
Balance on the Distribution Date

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(e) Class A-5
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                          $28.62165
   2.   Principal distribution per $1,000                      $25.92831
   3.   Interest distribution per $1,000                        $2.69333

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                           5.650000%
   2.   Class A-5 principal balance - beginning of        $57,203,489.39
period
   3.   Accrual convention                                        30/360
   4.   Days in Interest Period                                       30

   4.   Class A-5 interest due                               $269,333.10
   5.   Class A-5 interest paid                              $269,333.10
   7.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-5
   8.   Class A-5 unpaid interest with respect to the              $0.00
Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning of         $57,203,489.39
period
   2.  Class A-5 principal - amount due                    $2,592,831.47
   3.  Class A-5 principal - amount paid                   $2,592,831.47
   4.  Class A-5 principal balance - end of period        $54,610,657.92
   5.  Class A-5 Principal Carryover Shortfall                     $0.00
   6.  Class A-5 unpaid principal with respect to the              $0.00
Distribution Date
   7.  Class A-5 Notes as a percentage of the Pool            12.084231%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool        59.162289%
Balance on the Distribution Date

(f) Class B-1
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                          $28.93149
   2.   Principal distribution per $1,000                      $25.92831
   3.   Interest distribution per $1,000                        $3.00318

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                           6.300000%
   2.   Class B-1 principal balance - beginning of        $56,804,764.79
period
   3.   Accrual convention                                        30/360
   4.   Days in Interest Period                                       30

   4.   Class B-1 interest due                               $298,225.02
   5.   Class B-1 interest paid                              $298,225.02
   6.   Class B-1 Interest Carryover Shortfall                     $0.00
   7.   Class B-1 unpaid interest with respect to the              $0.00
Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning of         $56,804,764.79
period
   2.  Class B-1 principal - amount due                    $2,574,758.69
   3.  Class B-1 principal - amount paid                   $2,574,758.69
   4.  Class B-1 principal balance - end of period        $54,230,006.10
   5.  Class B-1 Principal Carryover Shortfall                   ($0.00)
   6.  Class B-1 unpaid principal with respect to the              $0.00
Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool            12.000000%
Balance on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of the           71.162289%
Pool Balance on the Distribution Date

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(g) Class B-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                          $28.97911
   2.   Principal distribution per $1,000                      $25.92827
   3.   Interest distribution per $1,000                        $3.05085

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                           6.400000%
   2.   Class B-2 principal balance - beginning of        $53,964,526.56
period
   3.   Accrual convention                                        30/360
   4.   Days in Interest Period                                       30

   4.   Class B-2 interest due                               $287,810.81
   5.   Class B-2 interest paid                              $287,810.81
   6.   Class B-2 Interest Carryover Shortfall                     $0.00
   7.   Class B-2 unpaid interest with respect to the              $0.00
Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning of         $53,964,526.56
period
   2.  Class B-2 principal - amount due                    $2,446,020.78
   3.  Class B-2 principal - amount paid                   $2,446,020.78
   4.  Class B-2 principal balance - end of period        $51,518,505.78
   5.  Class B-2 Principal Carryover Shortfall                     $0.00
   6.  Class B-2 unpaid principal with respect to the              $0.00
Distribution Date
   7.  Class B-2 Notes as a percentage of the Pool            11.400000%
Balance on the Distribution Date
   8.  Class A and B Notes as a percentage of the Pool        82.562289%
Balance on the Distribution Date

(h) Class C
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                          $29.02687
   2.   Principal distribution per $1,000                      $25.92834
   3.   Interest distribution per $1,000                        $3.09853

B.  Calculation of Class C Interest
   1.    Class C related Note Rate                             6.500000%
   2.   Class C principal balance - beginning of          $34,792,918.44
period
   3.   Accrual convention                                        30/360
   4.   Days in Interest Period                                       30

   4.   Class C interest due                                 $188,461.64
   5.   Class C interest paid                                $188,461.64
   6.   Class C Interest Carryover Shortfall                       $0.00
   7.   Class C unpaid interest with respect to the                $0.00
Distribution Date

C.  Calculation of Class C principal balance
   1.  Class C principal balance - beginning of period    $34,792,918.44
   2.  Class C principal - amount due                      $1,577,039.70
   3.  Class C principal - amount paid                     $1,577,039.70
   4.  Class C principal balance - end of period          $33,215,878.74
   5.  Class C Principal Carryover Shortfall                       $0.00
   6.  Class C unpaid principal with respect to the                $0.00
Distribution Date
   7.  Class C Notes as a percentage of the Pool               7.350000%
Balance on the Distribution Date
   8.  Class A, B and C Notes as a percentage of the          89.912289%
Pool Balance on the Distribution Date


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